Exhibit 99.1
INTERACTIVE BROKERS GROUP ANNOUNCES 2Q2012 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF $0.09, INCOME BEFORE TAXES OF $109 MILLION ON $261 MILLION IN NET REVENUES AND EARNINGS PER SHARE ON NET INCOME OF $0.17;
EQUITY REACHES $5 BILLION.
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, July 17, 2012 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of $0.09 for the quarter ended June 30, 2012, compared to diluted earnings per share on a comprehensive basis of $0.31 for the same period in 2011.

Reported results on a comprehensive basis reflect the GAAP convention adopted in 2011 that requires the reporting of currency translation results contained in Other Comprehensive Income as part of reportable earnings. Previously, currency translation results were reported as a component of changes in Total Equity in the Statement of Financial Condition.

On a non-comprehensive basis, which excludes the effect of changes in the U.S. dollar value of the Company’s non-U.S. subsidiaries, the Company reported diluted earnings per share on net income of $0.17 for the quarter ended June 30, 2012, compared to diluted earnings per share of $0.22 for the same period in 2011.

Net revenues were $261 million and income before income taxes was $109 million for this quarter, compared to net revenues of $297 million and income before income taxes of $149 million for the same period in 2011.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share.  This dividend is payable on September 14, 2012 to shareholders of record as of August 31, 2012.

Business Highlights

•	42% pretax profit margin for this quarter.
•	$5.0 billion in equity.
•	53% Electronic Brokerage pretax profit margin for this quarter.
•	26% Market Making pretax profit margin for this quarter, compared to 47% in the year-ago quarter, primarily as a result of our currency hedging strategy.
•	Customer equity grew 11% from the year-ago quarter to $28.6 billion and customer accounts increased 14% to 200 thousand.
•	Cleared DARTs increased 6% from the year-ago quarter to 399,000.

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes increased 1%, to $90 million, in the quarter ended June 30, 2012 compared to the same period last year.  Commissions and execution fees increased 2% from the year-ago quarter, reflecting more customer accounts but lighter customer trading activity per account.  Annualized DARTS per cleared customer account were 507 in this quarter, compared to 554 for the same period in 2011.  These declines were consistent with lower industry volumes.

Customer accounts grew 14% to 200,000 from the year-ago quarter.   Customer equity increased 11%, to $28.6 billion, from the year-ago quarter.  Net interest income decreased 2% from the year-ago quarter as a result of lower customer debit balances.  Compared to the same period last year customer borrowings to support trading positions were $800 million lower, ending the quarter at $8.5 billion.  Pretax profit margin was 53% for this quarter, up from 52% in the same period last year.  Total DARTs(1) for cleared and execution-only customers increased 5% to 427,000 from the year-ago quarter.  Cleared DARTs were 399,000 in this quarter, 6% higher than the same period last year.

Market Making
Market Making segment income before income taxes decreased 60%, to $24 million, for the quarter ended June 30, 2012 from the same period in 2011.  This decrease was driven by currency translation loss, which contributed 98% of the decline, reflecting $41 million loss in this quarter, compared to a $7 million loss in the year-ago quarter.  Currency translation effects are reported as part of Trading Gains in the Market Making segment.

In this quarter we observed slightly better market making conditions with higher volatility levels and wider bid-offer spreads in U.S. options. Pretax profit margin was 26% in this quarter, compared to 47% in the same quarter last year.  Market Making options contract volume increased 28% , while futures and stock volumes were little changed from the year-ago quarter.

Effects of Foreign Currency Diversification
In connection with our currency strategy, we have determined to base our net worth in GLOBALs, a basket of major currencies in which we hold our equity.  In this quarter, our currency hedging program decreased our comprehensive earnings as the U.S. dollar value of the GLOBAL decreased by approximately 1.9%.  The effects of currency hedging are reported as components of (1) Market Making Trading Gains and (2) Other Comprehensive Income, described below.

Comprehensive Income
Reported results on a comprehensive basis reflect the Company’s adoption of U.S. GAAP guidance (2) issued in June 2011 that requires the presentation of a Statement of Comprehensive Income, replacing the former Statement of Income.  The Statement of Comprehensive Income reports currency translation results that are a component of Other Comprehensive Income (“OCI”) directly in this statement.  Previously, OCI was reported as a component of changes in Total Equity in the Statement of Financial Condition.

(1)	Daily average revenue trades (DARTs) are based on customer orders.

(2)	Accounting Standards Update 2011-05, Comprehensive Income.

_____________________

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, July 17, 2012, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 100 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Caitlin Duffy, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2007	99,086		72,931		16,638		188,655		752
2008	101,672	3%	120,195	65%	16,966	2%	238,833	27%	944
2009	93,550	-8%	127,338	6%	13,636	-20%	234,524	-2%	934
2010	75,169	-20%	133,658	5%	18,732	37%	227,559	-3%	905
2011	63,602	-15%	160,567	20%	19,187	2%	243,356	7%	968

2Q2011	14,419		37,112		4,024		55,555		882
2Q2012	16,495	14%	38,934	5%	4,326	8%	59,755	8%	948

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2007	673,144		83,134		47,324,798
2008	757,732	13%	108,984	31%	55,845,428	18%
2009	643,380	-15%	82,345	-24%	75,449,891	35%
2010	678,856	6%	96,193	17%	84,469,874	12%
2011	789,370	16%	106,640	11%	77,730,974	-8%

2Q2011	162,737		24,013		19,091,293
2Q2012	188,561	16%	27,501	15%	15,367,826	-20%

MARKET MAKING	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2007	447,905		14,520		24,558,314
2008 **	514,629	15%	21,544	48%	26,008,433	6%
2009 **	428,810	-17%	15,122	-30%	26,205,229	1%
2010 **	435,184	1%	15,371	2%	19,165,000	-27%
2011 **	503,053	16%	15,519	1%	11,788,769	-38%

2Q2011 **	98,168		3,585		2,546,066
2Q2012 **	125,694	28%	3,622	1%	2,491,670	-2%

BROKERAGE TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2007	225,239		68,614		22,766,484
2008	243,103	8%	87,440	27%	29,836,995	31%
2009	214,570	-12%	67,223	-23%	49,244,662	65%
2010	243,672	14%	80,822	20%	65,304,874	33%
2011	286,317	18%	91,121	13%	65,942,205	1%

2Q2011	64,569		20,428		16,545,227
2Q2012	62,867	-3%	23,879	17%	12,876,156	-22%

* Includes options on futures
** In Brazil, an equity option contract typically represents 1 share of the underlying stock; however, the typical minimum trading quantity is 100 contracts. To make a fair comparison to volume at other exchanges, we have adopted a policy of reporting Brazilian equity options contracts divided by their trading quantity of 100.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2007	51,586		66,278		20,353,584
2008	77,207	50%	85,599	29%	26,334,752	29%
2009	93,868	22%	66,241	-23%	46,627,344	77%
2010	103,054	10%	79,144	19%	62,077,741	33%
2011	145,993	42%	89,610	13%	63,098,072	2%

2Q2011	35,277		20,090		15,972,585
2Q2012	37,385	6%	23,510	17%	12,312,747	-23%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)
	2Q2012	2Q2011	% Change
Total Accounts	200	176	14%
Customer Equity (in billions) *	$28.6	$25.7	11%

Cleared DARTs	399	378	6%
Total Customer DARTs	427	408	5%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.18	$4.33	-3%
DART per Avg. Account (Annualized)	507	554	-8%
Net Revenue per Avg. Account (Annualized)	$3,356	$3,809	-12%

* Excludes non-customers

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months		Six Months
		Ended June 30,		Ended June 30,
		2012	2011	2012	2011
		(in millions)

Electronic Brokerage	Net revenues	$171.4	$169.7	$330.7	$333.4
	Non-interest expenses	81.2	80.7	157.1	154.3

	Income before income taxes	$90.2	$89.0	$173.6	$179.1

	Pre-tax profit margin	53%	52%	52%	54%

Market Making	Net revenues	$91.3	$125.8	$233.7	$328.1
	Non-interest expenses	67.3	66.5	143.7	134.2

	Income (loss) before income taxes	$24.0	$59.3	$90.0	$193.9

	Pre-tax profit margin	26%	47%	39%	59%

Corporate*	Net revenues	($1.8)	$1.4	$0.4	$3.3
	Non-interest expenses	3.9	0.6	5.8	5.2

	Income (loss) before income taxes	($5.7)	$0.8	($5.4)	($1.9)

Total	Net revenues	$260.9	$296.9	$564.8	$664.8
	Non-interest expenses	152.4	147.8	306.6	293.7

	Income before income taxes	$108.5	$149.1	$258.2	$371.1

	Pre-tax profit margin	42%	50%	46%	56%

* Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2012	2011	2012	2011
	(in millions, except share and per share data)

Revenues:
Trading gains	$85.0	$120.6	$222.3	$320.9
Commissions and execution fees	108.1	106.5	209.0	215.7
Interest income	68.6	79.3	135.2	138.0
Other income	15.3	15.0	33.6	32.4

Total revenues	277.0	321.4	600.1	707.0

Interest expense	16.1	24.5	35.3	42.2

Total net revenues	260.9	296.9	564.8	664.8

Non-interest expenses:
Execution and clearing	66.2	66.1	130.8	132.3
Employee compensation and benefits	59.8	52.6	122.5	105.0
Occupancy, depreciation and amortization	10.0	9.1	19.9	18.3
Communications	5.5	6.6	11.2	12.1
General and administrative	10.9	13.4	22.2	26.0

Total non-interest expenses	152.4	147.8	306.6	293.7

Income before income taxes	108.5	149.1	258.2	371.1

Income tax expense	11.0	12.5	19.7	31.2

Net income	97.5	136.6	238.5	339.9

Net income attributable to non-controlling interests	89.5	127.1	219.4	314.1

Net income (loss) available for common stockholders	$8.0	$9.5	$19.1	$25.8

Earnings (loss) per share:
Basic	$0.17	$0.22	$0.41	$0.61
Diluted	$0.17	$0.22	$0.41	$0.60

Weighted average common shares outstanding:
Basic	46,686,269	43,018,095	46,131,813	42,627,045
Diluted	46,957,081	43,470,928	46,452,941	43,133,155

Comprehensive income:
Net income (loss) available for common stockholders	$8.0	$9.5	$19.1	$25.8
Other comprehensive income:
Cumulative translation adjustment, before income taxes	(5.8)	6.1	(1.7)	8.1
Income taxes related to items of other comprehensive income	(2.1)	2.2	(0.6)	3.0
Other comprehensive income (loss), net of tax	(3.7)	3.9	(1.1)	5.1
Comprehensive income (loss) available for common stockholders	$4.3	$13.4	$18.0	$30.9

Comprehensive income attributable to non-controlling interests:
Net income attributable to non-controlling interests	89.5	$127.1	$219.4	$314.1
Other comprehensive income (loss) - cumulative translation adjustment	(43.6)	50.1	(12.1)	66.7
Comprehensive income attributable to non-controlling interests	$45.9	$177.2	$207.3	$380.8

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three months ended		Six Months
	Ended June 30,		Ended June 30,
	2012	2011	2012	2011
	(in millions, except share and per share data)
Net income (loss) available for common stockholders	$8.0	$9.5	$19.1	$25.8

Other comprehensive income:
Cumulative translation adjustment, before income taxes	(5.8)	6.1	(1.7)	8.1
Income taxes related to items of other comprehensive income	(2.1)	2.2	(0.6)	3.0
Other comprehensive income (loss), net of tax	(3.7)	3.9	(1.1)	5.1

Comprehensive income (loss) available for common stockholders	$4.3	$13.4	$18.0	$30.9

Comprehensive income (loss) per share:
Basic	$0.09	$0.31	$0.39	$0.73
Diluted	$0.09	$0.31	$0.39	$0.72

Weighted average common shares outstanding:
Basic	46,686,269	43,018,095	46,131,813	42,627,045
Diluted	46,957,081	43,470,928	46,452,941	43,133,155

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)

June 30, 2012
(in millions)
Assets
Cash and cash equivalents	$2,003.5
Cash and securities - segregated for regulatory purposes	11,030.7
Securities purchased under agreements to resell	377.9
Securities borrowed	2,639.0
Trading assets, at fair value	6,161.8
Receivables from customers, net of allowance	8,503.2
Receivables from brokers, dealers and clearing organizations	1,079.9
Other assets	587.7

Total assets	$32,383.7

Liabilities and equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$5,359.3
Securities loaned	1,858.7
Short-term borrowings	13.3
Other payables:
Customers	19,237.7
Brokers, dealers and clearing organizations	513.0
Other payables	405.0
20,155.7

Senior notes payable and senior secured credit facility	0.0

Equity
Stockholders' equity	617.6
Non-controlling interests	4,379.1
Total equity	4,996.7

Total liabilities and equity	$32,383.7